UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 14, 2006



                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-11988                 22-2365834
           --------                      -------                 ----------
(State or other jurisdiction of        (Commission            (I.R.S. employer
 incorporation or organization)        file number)          identification no.)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)


                     ---------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
---------         ------------------------------------------

     Escala Group, Inc. (the "Company") and PNC Bank, National Association ("PNC"), entered into a letter agreement (the "Letter Agreement") pursuant to which the parties agreed, among other things, that the "Expiration Date" as defined in the Loan Agreement dated as of May 28, 2004, as amended, would be changed from August 31, 2007 to June 30, 2006. All amounts outstanding under the Company's credit facility with PNC were paid in full prior to June 30, 2006.


Item 1.02         Termination of a Material Definitive Agreement
---------         ----------------------------------------------

     Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 19, 2006


                           ESCALA GROUP INC.



                           By:/s/ Matthew M. Walsh
                              -----------------------------------
                              Name:  Matthew M. Walsh
                              Title: Executive Vice President and
                                     Chief Financial Officer